PROVISION FOR RECLAMATION AND REHABILITATION	12 Months Ended
Dec. 31, 2022
Provision For Reclamation And Rehabilitation [Abstract]
PROVISION FOR RECLAMATION AND REHABILITATION [Text Block]

12. PROVISION FOR RECLAMATION AND REHABILITATION

The Company's environmental permit requires that it reclaim certain land it disturbs during mining operations. Significant reclamation and closure activities include land rehabilitation, decommissioning of buildings and mine facilities, ongoing care and maintenance and other costs. Although the ultimate amount of the reclamation and rehabilitation costs to be incurred cannot be predicted with certainty, the total undiscounted amount of probability weighted estimated cash flows required to settle the Company's estimated obligations is $6,156 for the Guanaceví mine, $4,499 for the Bolañitos mine, $814 for the Terronera development project and $44 for the Pitarrilla exploration project.

The timing of cash flows has been estimated based on the estimated mine lives using current reserves and the present value of the probability weighted future cash flows. The model assumes a risk-free rate specific to the liability of 7.37% for Guanaceví, 7.45% for Bolañitos and 7.88% for Terronera, and with an estimated inflation rate of 5.1%, 5.38% and 4.47% respectively.

Changes to the reclamation and rehabilitation provision balance during the year are as follows:

	Terronera	Guanaceví	Bolañitos	El Cubo	El Compas	Pitarrilla	Total

Balance at December 31, 2020	$-	$2,221	$1,977	$4,545	$133	$-	$8,876
Accretion	-	100	83	70	9	-	262
Disposals	-	-	-	(4,615)	-	-	(4,615)
Change in estimates during the year	-	1,676	1,177	-	21	-	2,874
Balance at December 31, 2021	$-	$3,997	$3,237	$-	$163	$-	$7,397
Acquisitions	-	-	-	-	-	44	44
Accretion	-	268	211	-	-	-	479
Disposals	-	-	-	-	(163)	-	(163)
Effects of movements in exchange rates	-	95	93	-	-	-	188
Change in estimates during the year	251	(257)	(338)	-	-	-	(344)
Balance at December 31, 2022	$251	$4,103	$3,203	$-	$-	$44	$7,601